Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Twelve Months Ended
	December 31,
	2017	2016	Change
Interest income	$1,162,497	1,022,803	13.7%
Interest expense	139,188	123,623	12.6

Net interest income	1,023,309	899,180	13.8
Provision for loan losses	67,185	28,000	139.9

Net interest income after provision for loan losses	956,124	871,180	9.8

Non-interest income:
Service charges on deposit accounts	79,801	81,425	(2.0)
Fiduciary and asset management fees	50,485	46,594	8.4
Brokerage revenue	29,705	27,028	9.9
Mortgage banking income	22,798	24,259	(6.0)
Bankcard fees	32,232	33,318	(3.3)
Cabela’s transaction fee	75,000	—	nm
Investment securities (losses) gains, net	(289)	6,011	nm
Decrease in fair value of private equity investments, net	(3,093)	(1,026)	nm
Other fee income	20,168	20,220	(0.3)
Other non-interest income	38,520	35,365	8.9

Total non-interest income	345,327	273,194	26.4

Non-interest expense:
Salaries and other personnel expense	433,321	402,026	7.8
Net occupancy and equipment expense	119,964	109,347	9.7
Third-party processing expense	54,708	46,320	18.1
FDIC insurance and other regulatory fees	27,011	26,714	1.1
Professional fees	26,232	26,698	(1.7)
Advertising expense	22,948	20,264	13.2
Foreclosed real estate expense, net	12,540	12,838	(2.3)
Earnout liability adjustments	5,466	—	nm
Merger-related expense	110	1,636	nm
Amortization of intangibles	1,059	521	nm
Fair value adjustment to Visa derivative	—	5,795	nm
Loss on early extinguishment of debt, net	23,160	4,735	nm
Litigation settlement/contingency expense	701	2,511	nm
Restructuring charges, net	7,014	8,267	(15.2)
Other operating expenses	87,079	88,251	(1.3)

Total non-interest expense	821,313	755,923	8.7

Income before income taxes	480,138	388,451	23.6
Income tax expense	204,664	141,667	44.5

Net income	275,474	246,784	11.6
Dividends on preferred stock	10,238	10,238	—

Net income available to common shareholders	$265,236	236,546	12.1%

Net income per common share, basic	$2.19	1.90	15.1%

Net income per common share, diluted	2.17	1.89	14.9

Cash dividends declared per common share	0.60	0.48	25.0

Return on average assets	0.89%	0.84	5	bp
Return on average common equity	9.32	8.41	91

Weighted average common shares outstanding, basic	121,162	124,389	(2.6)%
Weighted average common shares outstanding, diluted	122,012	125,078	(2.5)

nm - not meaningful

bps - basis points

Synovus

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)

	2017				2016	Fourth Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘17 vs. ‘16 Change
Interest income	$306,934	297,652	285,510	272,401	264,534	16.0%
Interest expense	37,221	35,080	34,413	32,474	31,004	20.1

Net interest income	269,713	262,572	251,097	239,927	233,530	15.5
Provision for loan losses	8,565	39,686	10,260	8,674	6,259	36.8

Net interest income after provision for loan losses	261,148	222,886	240,837	231,253	227,271	14.9

Non-interest income:
Service charges on deposit accounts	19,952	20,255	19,820	19,774	20,653	(3.4)
Fiduciary and asset management fees	13,195	12,615	12,524	12,151	11,903	10.9
Brokerage revenue	7,758	7,511	7,210	7,226	7,009	10.7
Mortgage banking income	5,645	5,603	5,784	5,766	5,504	2.6
Bankcard fees	7,893	7,901	8,253	8,185	8,330	(5.2)
Cabela’s transaction fee	—	75,000	—	—	—	nm
Investment securities (losses) gains, net	—	(7,956)	(1)	7,668	5,885	nm
Increase/(decrease) in fair value of private equity investments, net	100	(27)	(1,352)	(1,814)	(499)	nm
Other fee income	4,042	5,094	6,164	4,868	4,965	(18.6)
Other non-interest income	10,767	9,439	10,299	8,015	10,256	5.0

Total non-interest income	69,352	135,435	68,701	71,839	74,006	(6.3)

Non-interest expense:
Salaries and other personnel expense	111,243	109,675	105,213	107,191	101,662	9.4
Net occupancy and equipment expense	30,126	30,573	29,933	29,331	27,867	8.1
Third-party processing expense	14,827	13,659	13,620	12,603	12,287	20.7
FDIC insurance and other regulatory fees	6,288	7,078	6,875	6,770	6,614	(4.9)
Professional fees	6,183	7,141	7,551	5,355	6,904	(10.4)
Advertising expense	8,081	3,610	5,346	5,912	4,905	64.8
Foreclosed real estate expense, net	1,693	7,265	1,448	2,134	2,840	(40.4)
Earnout liability adjustments	1,700	2,059	1,707	—	—	nm
Merger-related expense	—	23	—	86	1,086	nm
Amortization of intangibles	292	292	292	183	400	(27.0)
Fair value adjustment to Visa derivative	—	—	—	—	4,716	nm
Loss on early extinguishment of debt	23,160	—	—	—	—	nm
Litigation settlement expense	300	401	—	—	—	nm
Restructuring charges, net	(29)	519	13	6,511	42	nm
Other operating expenses	22,670	23,351	19,749	21,312	23,886	(5.1)

Total non-interest expense	226,534	205,646	191,747	197,388	193,209	17.2

Income before income taxes	103,966	152,675	117,791	105,704	108,068	(3.8)
Income tax expense	74,361	54,668	41,788	33,847	39,519	88.2

Net income	29,605	98,007	76,003	71,857	68,549	(56.8)
Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	—

Net income available to common shareholders	$27,046	95,448	73,444	69,298	65,990	(59.0)%

Net income per common share, basic	$0.23	0.79	0.60	0.57	0.54	(58.0)%

Net income per common share, diluted	0.23	0.78	0.60	0.56	0.54	(58.0)

Cash dividends declared per common share	0.15	0.15	0.15	0.15	0.12	25.0

Return on average assets *	0.37%	1.27	1.00	0.96	0.90	(53	) bps
Return on average common equity *	3.76	13.24	10.34	9.97	9.42	(566)

Weighted average common shares outstanding, basic	119,282	120,900	122,203	122,300	122,341	(2.5)%
Weighted average common shares outstanding, diluted	120,182	121,814	123,027	123,059	123,187	(2.4)

nm - not meaningful

bps - basis points

* - ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	December 31, 2017	September 30, 2017	December 31, 2016
ASSETS
Cash and cash equivalents	$397,848	386,459	395,175
Interest bearing funds with Federal Reserve Bank	460,928	1,297,581	527,090
Interest earning deposits with banks	26,311	6,047	18,720
Federal funds sold and securities purchased under resale agreements	47,846	48,820	58,060
Trading account assets, at fair value	3,820	12,329	9,314
Mortgage loans held for sale, at fair value	48,024	54,072	51,545
Other loans held for sale	11,356	31,253	—
Investment securities available for sale, at fair value	3,987,069	3,825,443	3,718,195
Loans, net of deferred fees and costs	24,787,464	24,487,360	23,856,391
Allowance for loan losses	(249,268)	(249,683)	(251,758)

Loans, net	24,538,196	24,237,677	23,604,633

Premises and equipment, net	426,813	423,245	417,485
Goodwill	57,315	57,315	59,678
Other intangible assets	11,254	11,548	13,223
Other real estate	3,758	10,551	22,308
Deferred tax asset, net	165,788	272,052	395,356
Other assets	1,035,511	967,731	813,220

Total assets	$31,221,837	31,642,123	30,104,002

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$7,686,339	7,302,682	7,085,804
Interest bearing deposits, excluding brokered deposits	16,500,436	16,420,319	16,183,273
Brokered deposits	1,961,125	2,463,227	1,378,983

Total deposits	26,147,900	26,186,228	24,648,060
Federal funds purchased and securities sold under repurchase agreements	161,190	141,539	159,699
Long-term debt	1,706,138	1,882,607	2,160,881
Other liabilities	245,043	434,671	207,438

Total liabilities	28,260,271	28,645,045	27,176,078

Shareholders’ equity:
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at December 31, 2017, September 30, 2017, and December 31, 2016	125,980	125,980	125,980
Common stock - $1.00 par value. 118,897,295 shares outstanding at December 31, 2017, 119,566,625 shares outstanding at September 30, 2017, and 122,266,106 shares outstanding at December 31, 2016	142,678	142,525	142,026
Additional paid-in capital	3,043,129	3,033,682	3,028,405
Treasury stock, at cost - 23,780,154 shares at December 31, 2017, 22,958,514 shares at September 30, 2017, and 19,759,614 shares at December 31, 2016	(839,674)	(800,509)	(664,595)
Accumulated other comprehensive loss	(54,754)	(39,596)	(55,659)
Retained earnings	544,207	534,996	351,767

Total shareholders’ equity	2,961,566	2,997,078	2,927,924

Total liabilities and shareholders’ equity	$31,221,837	31,642,123	30,104,002

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2017				2016
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,937,278	3,786,436	3,844,688	3,841,556	3,643,510
Yield	2.29%	2.11	2.11	2.06	1.92
Tax-exempt investment securities (2) (4)	$180	259	340	2,730	2,824
Yield (taxable equivalent)	7.97%	7.86	6.87	5.81	5.82
Trading account assets	$7,360	7,823	3,667	6,443	6,799
Yield	2.78%	2.09	2.28	1.72	2.63
Commercial loans (3) (4)	$18,935,774	19,059,936	19,137,733	19,043,384	18,812,659
Yield	4.49%	4.41	4.27	4.16	4.05
Consumer loans (3)	$5,704,629	5,440,765	5,215,258	4,992,683	4,911,149
Yield	4.54%	4.55	4.49	4.40	4.27
Allowance for loan losses	$(252,319)	(249,248)	(251,219)	(253,927)	(253,713)

Loans, net (3)	$24,388,084	24,251,453	24,101,772	23,782,140	23,470,095
Yield	4.55%	4.49	4.36	4.25	4.14
Mortgage loans held for sale	$45,353	52,177	52,224	46,554	77,652
Yield	3.96%	3.88	3.87	4.01	3.51
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$922,296	543,556	561,503	654,322	982,355
Yield	1.31%	1.23	1.00	0.77	0.49
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$159,455	175,263	177,323	170,844	121,079
Yield	4.03%	3.50	2.99	3.42	3.75

Total interest earning assets	$29,460,006	28,816,967	28,741,517	28,504,589	28,304,314
Yield	4.15%	4.11	3.99	3.88	3.73

Interest Bearing Liabilities
Interest bearing demand deposits	$4,976,239	4,868,372	4,837,053	4,784,329	4,488,135
Rate	0.28%	0.27	0.23	0.19	0.16
Money market accounts	$7,514,992	7,528,036	7,427,562	7,424,627	7,359,067
Rate	0.36%	0.34	0.32	0.31	0.29
Savings deposits	$804,853	803,184	805,019	909,660	908,725
Rate	0.03%	0.03	0.04	0.11	0.12
Time deposits under $100,000	$1,166,413	1,183,582	1,202,746	1,215,593	1,229,809
Rate	0.70%	0.68	0.67	0.64	0.64
Time deposits over $100,000	$2,004,031	2,067,347	2,040,924	2,029,713	2,014,564
Rate	0.99%	0.97	0.94	0.92	0.90
Non maturing brokered deposits	$546,413	547,466	564,043	619,627	638,779
Rate	0.81%	0.73	0.54	0.41	0.31
Brokered time deposits	$1,651,920	983,423	815,515	761,159	742,153
Rate	1.63%	1.16	0.94	0.92	0.90

Total interest bearing deposits	$18,664,861	17,981,410	17,692,862	17,744,708	17,381,232
Rate	0.54%	0.46	0.41	0.39	0.37
Federal funds purchased and securities sold under repurchase agreements	$184,369	191,585	183,400	176,854	219,429
Rate	0.15%	0.08	0.10	0.09	0.08
Long-term debt	$1,713,982	1,985,175	2,270,452	2,184,072	2,190,716
Rate	2.67%	2.81	2.83	2.83	2.65

Total interest bearing liabilities	$20,563,212	20,158,170	20,146,714	20,105,634	19,791,377
Rate	0.72%	0.69	0.68	0.65	0.62

Non-interest bearing demand deposits	$7,621,147	7,305,508	7,298,845	7,174,146	7,280,033
Effective cost of funds	0.50%	0.48	0.48	0.46	0.44

Net interest margin	3.65%	3.63	3.51	3.42	3.29

Taxable equivalent adjustment	$234	283	298	309	322

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	Total	Total		Total
	Non-performing	Non-performing		Non-performing
	Loans	Loans	4Q17 vs. 3Q17	Loans	4Q17 vs. 4Q16
Loan Type	December 31, 2017	September 30, 2017	% change	December 31, 2016	% change
Multi-Family	$1,241	1,096	13.2%	$1,853	(33.0)%
Hotels	—	—	—	335	nm
Office Buildings	1,532	234	nm	1,380	11.0
Shopping Centers	165	327	(49.5)	354	(53.4)
Warehouses	226	38	494.7	592	(61.8)
Other Investment Property	640	367	74.4	754	(15.1)

Total Investment Properties	3,804	2,062	84.5	5,268	(27.8)
1-4 Family Construction	—	—	—	305	nm
1-4 Family Investment Mortgage	2,849	2,712	5.1	8,809	(67.7)

Total 1-4 Family Properties	2,849	2,712	5.1	9,114	(68.7)
Commercial Development	45	47	(4.3)	168	(73.2)
Residential Development	3,257	4,720	(31.0)	8,994	(63.8)
Land Acquisition	2,495	2,161	15.5	7,071	(64.7)

Land and Development	5,797	6,928	(16.3)	16,233	(64.3)

Total Commercial Real Estate	12,450	11,702	6.4	30,615	(59.3)

Commercial, Financial, and Agricultural	70,130	58,139	20.6	59,074	18.7
Owner-Occupied	6,654	3,960	68.0	16,503	(59.7)

Total Commercial & Industrial	76,784	62,099	23.6	75,577	1.6

Home Equity Lines	17,455	15,638	11.6	21,551	(19.0)
Consumer Mortgages	7,203	6,332	13.8	22,681	(68.2)
Other Consumer Loans	1,669	2,067	(19.3)	2,954	(43.5)

Total Consumer	26,327	24,037	9.5	47,186	(44.2)

Total	$115,561	97,838	18.1%	$153,378	(24.7)%

(1)	Percentage change is annualized.

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans	Total Loans	4Q17 vs. 3Q17	Total Loans	4Q17 vs. 4Q16
Loan Type	December 31, 2017	September 30, 2017	% change (1)	December 31, 2016	% change
Multi-Family	$1,492,159	1,636,449	(35.0)%	$1,568,234	(4.9)%
Hotels	741,703	832,990	(43.5)	748,951	(1.0)
Office Buildings	1,499,834	1,548,317	(12.4)	1,539,516	(2.6)
Shopping Centers	791,311	840,367	(23.2)	964,325	(17.9)
Warehouses	581,410	522,925	44.4	515,112	12.9
Other Investment Property	563,648	544,049	14.3	533,123	5.7

Total Investment Properties	5,670,065	5,925,097	(17.1)	5,869,261	(3.4)

1-4 Family Construction	198,200	195,273	5.9	190,477	4.1
1-4 Family Investment Mortgage	583,419	600,535	(11.3)	698,076	(16.4)

Total 1-4 Family Properties	781,619	795,808	(7.1)	888,553	(12.0)

Commercial Development	70,062	66,521	21.1	70,250	(0.3)
Residential Development	114,079	117,878	(12.8)	136,514	(16.4)
Land Acquisition	299,463	322,813	(28.7)	409,534	(26.9)

Land and Development	483,604	507,212	(18.5)	616,298	(21.5)

Total Commercial Real Estate	6,935,288	7,228,117	(16.1)	7,374,112	(6.0)

Commercial, Financial, and Agricultural	7,179,487	6,961,709	12.4	6,909,036	3.9
Owner-Occupied	4,844,163	4,764,240	6.7	4,634,770	4.5

Total Commercial & Industrial	12,023,650	11,725,949	10.1	11,543,806	4.2

Home Equity Lines	1,514,227	1,528,889	(3.8)	1,617,265	(6.4)
Consumer Mortgages	2,633,503	2,557,680	11.8	2,296,604	14.7
Credit Cards	232,676	225,725	12.2	232,413	0.1
Other Consumer Loans	1,473,451	1,245,278	72.7	818,182	80.1

Total Consumer	5,853,857	5,557,572	21.2	4,964,464	17.9

Unearned Income	(25,331)	(24,278)	17.2	(25,991)	(2.5)

Total	$24,787,464	24,487,360	4.9%	$23,856,391	3.9%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2017				2016	4th Quarter
	Fourth	Third	Second	First	Fourth	‘17 vs. ‘16
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Non-performing Loans	$115,561	97,838	159,317	158,366	153,378	(24.7)%
Impaired Loans Held for Sale (1)	11,278	30,197	127	8,442	—	nm
Other Real Estate	3,758	10,551	19,476	20,425	22,308	(83.2)

Non-performing Assets	130,597	138,586	178,920	187,233	175,686	(25.7)

Allowance for loan losses	249,268	249,683	248,095	253,514	251,758	(1.0)

Net Charge-Offs - Quarter	8,979	38,099	15,678	6,919	8,319
Net Charge-Offs - YTD	69,675	60,695	22,597	6,919	28,739
Net Charge-Offs / Average Loans - Quarter (2)	0.15%	0.62	0.26	0.12	0.14
Net Charge-Offs / Average Loans - YTD (2)	0.29	0.33	0.19	0.12	0.12

Non-performing Loans / Loans	0.47	0.40	0.65	0.65	0.64
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	0.53	0.57	0.73	0.77	0.74
Allowance / Loans	1.01	1.02	1.02	1.05	1.06

Allowance / Non-performing Loans	215.70	255.20	155.72	160.08	164.14
Allowance / Non-performing Loans (3)	238.44	336.35	217.07	204.94	202.01

Past Due Loans over 90 days and Still Accruing	$4,414	5,685	4,550	2,777	3,135	40.8
As a Percentage of Loans Outstanding	0.02%	0.02	0.02	0.01	0.01

Total Past Due Loans and Still Accruing	$52,032	84,853	66,788	62,137	65,106	(20.1)
As a Percentage of Loans Outstanding	0.21%	0.35	0.27	0.26	0.27

Accruing Troubled Debt Restructurings (TDRs)	$151,271	166,918	167,395	172,421	195,776	(22.7)

(1)	Represent only impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	December 31, 2017	September 30, 2017	December 31, 2016
Tier 1 Capital	$2,872,003	2,849,580	2,685,880
Total Risk-Based Capital	3,383,083	3,362,127	3,201,268
Common Equity Tier 1 Ratio (transitional)	9.99%	10.06	9.96
Common Equity Tier 1 Ratio (fully phased-in)	9.88	9.88	9.51
Tier 1 Capital Ratio	10.38	10.43	10.07
Total Risk-Based Capital Ratio	12.23	12.30	12.01
Tier 1 Leverage Ratio	9.19	9.34	8.99
Common Equity as a Percentage of Total Assets (2)	9.08	9.07	9.31
Tangible Common Equity as a Percentage of Tangible Assets (3)	8.88	8.88	9.09
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	10.00	10.24	10.24
Book Value Per Common Share (4)	$23.85	24.01	22.92
Tangible Book Value Per Common Share (3)	23.27	23.44	22.32

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.